COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 12 OF THE 1998 PLAN RESTATEMENT


     Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1998, and as further amended by Amendment Nos. 1through 11, as permitted under Section 14.1 of the Plan, as follows:

     1. New Section 1.13A, entitled "Electronic Administration System," is added to the Plan effective January 1, 2006 to read as follows:

"1.13A ELECTRONIC ADMINISTRATION SYSTEM MEANS ANY TELEPHONIC OR COMPUTER OPERATED SYSTEM INCLUDING, BUT NOT LIMITED TO, A VOICE RESPONSE SYSTEM ACCESSED BY TELEPHONE AND A WEBSITE ACCESSED BY INTERNET, THAT PERMITS A PARTICIPANT TO COMMUNICATE INSTRUCTIONS REGARDING THE EXERCISE OF A PARTICIPANT RIGHT OR ELECTION UNDER THE PLAN TO THE COMMITTEE OR ITS DESIGNEE."

     2. Section 2.4, entitled "Notice and Enrollment", is amended effective January 1, 2006 to read as follows:

"2.4 AUTOMATIC ENROLLMENT OF NEW ELIGIBLE EMPLOYEES.

     (A) DEEMED ELECTION TO MAKE SALARY REDUCTION CONTRIBUTIONS. AN ELIGIBLE EMPLOYEE SHALL BE DEEMED TO ELECT TO MAKE SALARY REDUCTION CONTRIBUTIONS AT THE RATE OF 2 PERCENT OF BASE PAY WHICH ELECTION SHALL BE EFFECTIVE FOR THE FIRST PAY PERIOD BEGINNING ON OR AFTER THE DATE ON WHICH THE EMPLOYEE BECOMES A
PARTICIPANT  UNDER  SECTION  2.1(B)  SUBJECT TO THE FURTHER  PROVISIONS  OF THIS
SECTION 2.4. A DEEMED ELECTION UNDER THIS SECTION 2.4 SHALL REMAIN IN EFFECT FROM YEAR TO YEAR, UNTIL IT IS SUPERSEDED BY AN AFFIRMATIVE ELECTION DESCRIBED IN SECTION 3.1.

     (B)  NOTICE  REGARDING  AFFIRMATIVE  ELECTIONS.  NO DEEMED  ELECTION  UNDER
SECTION 2.4(A) SHALL BE GIVEN EFFECT UNLESS THE EMPLOYEE IS GIVEN A NOTICE IN WRITING OR BE E-MAIL THAT THE EMPLOYEE MAY AFFIRMATIVELY ELECT, DURING A PERIOD OF NOT LESS THAN 10 DAYS FOLLOWING THE RECEIPT OF SUCH NOTICE (THE "INITIAL ELECTION PERIOD"), TO MAKE ANY ELECTION PERMITTED UNDER SECTION 3.1, INCLUDING AN ELECTION TO MAKE NO SALARY REDUCTION CONTRIBUTIONS. THE NOTICE SHALL ADVISE THE EMPLOYEE THAT HE MAY CHANGE HIS ELECTION (WHETHER IT IS A DEEMED ELECTION OR AN AFFIRMATIVE ELECTION) AT ANY TIME BY MAKING A NEW ELECTION, AND THAT THE NEW ELECTION SHALL BE EFFECTIVE AS PROVIDED IN SECTION 3.1(B). THE NOTICE SHALL ALSO DESCRIBE THE MANNER IN WHICH THE EMPLOYEE MUST MAKE AN AFFIRMATIVE ELECTION.

     (C) EFFECT OF AN AFFIRMATIVE ELECTION. AN AFFIRMATIVE ELECTION MADE WITHIN THE INITIAL ELECTION PERIOD UNDER SECTION 2.4(B) SHALL SUPERSEDE THE DEEMED ELECTION UNDER SECTION 2.4(A) BEGINNING ON THE DATE THE DEEMED ELECTION WOULD OTHERWISE HAVE BEEN EFFECTIVE. AN AFFIRMATIVE ELECTION MADE BY AN EMPLOYEE AFTER THE INITIAL ELECTION PERIOD UNDER SECTION 2.4(B) SHALL BE GIVEN EFFECT AS PROVIDED IN SECTION 3.1(B)."

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     3. Section  3.1,  entitled  "Salary  Reduction  Contributions",  is amended effective January 1, 2006 by changing subsections (a) and (b) thereof to read as follows:

     "(A) ELECTION OF SALARY REDUCTION CONTRIBUTIONS.

          (1) IN GENERAL. AN ELIGIBLE EMPLOYEE MAY ELECT THAT HIS BASE PAY BE REDUCED BY A SPECIFIED FULL PERCENTAGE OF AT LEAST 1 PERCENT AND NOT MORE THAN 30 PERCENT AND TO HAVE SUCH AMOUNT CONTRIBUTED BY HIS EMPLOYER TO THE PLAN ON HIS BEHALF. SUCH ELECTION SHALL BE EFFECTIVE COMMENCING AS SOON AS PRACTICABLE AFTER THE ELECTION IS MADE AND SHALL CONTINUE IN EFFECT UNTIL CHANGED OR DISCONTINUED.

          (2) DEEMED ELECTION OF NEW ELIGIBLE EMPLOYEE. AN ELIGIBLE EMPLOYEE WHO IS DEEMED TO ELECT A SALARY REDUCTION CONTRIBUTION OF 2 PERCENT UNDER
     SECTION 2.4 MAY IN LIEU OF SUCH DEEMED ELECTION MAKE AN ELECTION UNDER THIS
     SECTION 3.1 TO MAKE A CONTRIBUTION OF A DIFFERENT PERCENTAGE (BETWEEN 1 AND 30 PERCENT) OR TO MAKE NO CONTRIBUTION AND SUCH ELECTION SHALL BE EFFECTIVE AS OF THE TIME THE DEEMED ELECTION WOULD HAVE BEEN EFFECTIVE.

          (3)  HIGHLY  COMPENSATED  EMPLOYEES.  THE  PERCENTAGE  ELECTED  BY ANY
     ELIGIBLE EMPLOYEE WHO IS A HIGHLY COMPENSATED EMPLOYEE IS SUBJECT TO REDUCTION BY THE COMMITTEE TO THE EXTENT IT DEEMS ADVISABLE IN ORDER TO INSURE COMPLIANCE WITH SECTION 4.2

     (B) CHANGE OR DISCONTINUANCE OF ELECTION.

          (1) IN GENERAL. A PARTICIPANT MAY DISCONTINUE HIS SALARY REDUCTION OR CHANGE HIS RATE OF SALARY REDUCTION (WITHIN THE LIMITS OF SECTION 3.1 AND SUBJECT TO ARTICLE 4 AND ARTICLE 5) BY MAKING A NEW ELECTION UNDER SECTION 3.1(A) AT SUCH TIME AND IN SUCH MANNER AS THE COMMITTEE MAY PRESCRIBE. SUCH DISCONTINUANCE OR CHANGE SHALL BE EFFECTIVE COMMENCING AS SOON AS PRACTICABLE AFTER THE NEW ELECTION IS MADE, AND SHALL CONTINUE IN EFFECT UNTIL CHANGED OR DISCONTINUED BY A SUBSEQUENT ELECTION.

          (2) AUTOMATIC CONTRIBUTION INCREASE. A PARTICIPANT MAY ELECT TO HAVE HIS RATE OF SALARY REDUCTION CONTRIBUTION AUTOMATICALLY INCREASED BY SUCH AMOUNTS AND AT SUCH TIMES AS THE PARTICIPANT MAY DETERMINE (SUBJECT TO ANY LIMITS IMPOSED BY THE COMMITTEE) BY MAKING AN ELECTION BY AT SUCH TIME AND IN SUCH MANNER AS THE COMMITTEE MAY PRESCRIBE. THE ELECTION SHALL BE EFFECTIVE COMMENCING AS SOON AS PRACTICABLE AFTER IT IS MADE, AND SHALL CONTINUE IN EFFECT UNTIL CHANGED OR DISCONTINUED BY A SUBSEQUENT ELECTION."

     4. Section 6.4, entitled "Notice to Participants," is amended effective January 1, 2006 to read as follows:

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"6.4 NOTICE TO  PARTICIPANTS.  THE COMMITTEE SHALL NOTIFY EACH  PARTICIPANT (AND
EACH  ALTERNATE  PAYEE  UNDER  A  QDRO  AND  EACH   BENEFICIARY  OF  A  DECEASED
PARTICIPANT) OF THE BALANCE IN SUCH PERSON'S ACCOUNT AS OF THE LAST DAY OF EACH PLAN YEAR. THE COMMITTEE MAY IN ITS DISCRETION NOTIFY SUCH PERSONS OF THE BALANCES IN THEIR ACCOUNTS AT MORE FREQUENT INTERVALS AND MAKE SUCH INFORMATION AVAILABLE TO PARTICIPANTS BY MEANS OF AN ELECTRONIC ADMINISTRATION SYSTEM."

     5. Article 7, entitled "Funding and Investments," is amended effective January 1, 2006 to read as follows:

                                   "ARTICLE 7

                             FUNDING AND INVESTMENTS

7.1 FUNDING METHOD AND POLICY.

     (A) IN GENERAL. THE FUNDING METHOD AND POLICY OF THE PLAN IS THE PAYMENT OF ALL CONTRIBUTIONS TO THE TRUSTEE, WITH THE CONTRIBUTIONS TO BE HELD BY THE TRUSTEE IN ACCORDANCE WITH THE TERMS OF THE TRUST AGREEMENT, AND THE INVESTMENT OF CONTRIBUTIONS AND OTHER AMOUNTS ALLOCATED TO THE ACCOUNT OF EACH PARTICIPANT IN THE INVESTMENT FUND OR FUNDS DESIGNATED BY THE PARTICIPANT IN ACCORDANCE WITH THIS ARTICLE 7.

     (B) COMMITTEE TO MAKE INVESTMENT FUNDS AVAILABLE. THE COMMITTEE SHALL MAKE AVAILABLE THREE OR MORE INVESTMENT FUNDS FOR THE INVESTMENT OF PLAN ASSETS. EACH OF THE INVESTMENT FUNDS SHALL HAVE SUCH INVESTMENT OBJECTIVES AS THE COMMITTEE SHALL APPROVE, IT BEING INTENDED THAT EACH PARTICIPANT SHALL BE OFFERED A NUMBER OF INVESTMENT CHOICES, AT LEAST SOME OF WHICH HAVE MATERIALLY DIFFERENT RISK AND RETURN CHARACTERISTICS, WHICH WILL PERMIT THE SELECTION BY THE PARTICIPANT OF AN INVESTMENT PORTFOLIO SUITABLE TO HIS INVESTMENT OBJECTIVES. EACH OF THE INVESTMENT FUNDS SHALL CONSIST OF ONE OR MORE INVESTMENT VEHICLES SELECTED BY THE COMMITTEE, INCLUDING WITHOUT LIMITATION, POOLED FUNDS AND/OR MUTUAL FUNDS. ASSETS OF ANY INVESTMENT FUND MAY BE TEMPORARILY HELD IN CASH OR INVESTED IN SHORT-TERM FIXED INCOME OBLIGATIONS ISSUED BY GOVERNMENTS, GOVERNMENT AGENCIES, OR CORPORATIONS, INCLUDING BANK DEPOSITS.

     (C) INFORMATION PROVIDED TO PARTICIPANTS. THE COMMITTEE SHALL PROVIDE SUFFICIENTLY DETAILED INFORMATION TO THE PARTICIPANTS WITH RESPECT TO THE INVESTMENT FUNDS TO ENABLE PARTICIPANTS TO EXERCISE CONTROL OVER THE PLAN ASSETS ALLOCATED TO THEIR ACCOUNTS WITHIN THE MEANING OF SECTION 404(C) OF ERISA.

     (D) VOTING OF SHARES. THE TRUSTEE SHALL VOTE ALL SHARES HELD IN ALL INVESTMENT FUNDS, INCLUDING WITHOUT LIMITATION, SHARES OF A MUTUAL FUND.

7.2 CHANGES IN INVESTMENT FUNDS.

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     (A) RIGHT TO CHANGE  INVESTMENT  FUNDS. THE COMMITTEE IS AUTHORIZED TO MAKE
AVAILABLE SUCH ADDITIONAL OR DIFFERENT INVESTMENT FUNDS AS IT MAY DEEM APPROPRIATE. WITHOUT LIMITING THE FOREGOING, THE COMMITTEE IS AUTHORIZED AT ANY TIME AND FROM TIME TO TIME TO ADD ADDITIONAL INVESTMENT FUNDS HAVING SUCH INVESTMENT OBJECTIVES AS IT SHALL DETERMINE, TO MODIFY THE PROVISIONS GOVERNING ANY EXISTING INVESTMENT FUND, OR TO ELIMINATE ONE OR MORE EXISTING INVESTMENT FUNDS.

     (B) PLAN ASSETS HELD IN DISCONTINUED FUNDS. IN THE EVENT AN EXISTING INVESTMENT FUND IS ELIMINATED IN ACCORDANCE WITH THIS SECTION 7.2 AND A PARTICIPANT WITH PLAN ASSETS INVESTED IN THE FUND FAILS TO GIVE TIMELY INSTRUCTIONS TO THE COMMITTEE TO REINVEST SUCH ASSETS IN A DIFFERENT INVESTMENT FUND, THE PARTICIPANT'S ASSETS SHALL BE REINVESTED IN THE CONTINUING INVESTMENT FUND THAT CONTAINS INVESTMENTS MOST SIMILAR TO THOSE THAT WERE DISCONTINUED OR IN SUCH OTHER DEFAULT INVESTMENT FUND AS THE COMMITTEE MAY SELECT IN ITS DISCRETION.

7.3 INVESTMENT OF FUTURE CONTRIBUTIONS.

     (A) RIGHT TO ELECT INVESTMENTS. AT THE TIME HE BECOMES A PARTICIPANT AND FROM TIME TO TIME THEREAFTER, EACH PARTICIPANT MAY ELECT THE INVESTMENT FUND OR FUNDS AND THE PORTION THEREOF IN WHICH HIS FUTURE SALARY REDUCTION CONTRIBUTIONS, RELATED MATCHING CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS, IF ANY, ARE TO BE INVESTED. INVESTMENT FUNDS SHALL BE ELECTED IN MULTIPLES OF 5% OF CONTRIBUTIONS, OR IN SUCH OTHER PERCENTAGES AS THE COMMITTEE SHALL AUTHORIZE. ALL CONTRIBUTIONS SHALL BE INVESTED IN THE SAME PORTIONS, IN THE SAME INVESTMENT FUND OR FUNDS.

     (B) MANNER OF ELECTING INVESTMENTS. INVESTMENT FUNDS SHALL BE ELECTED BY THE PARTICIPANT FILING A WRITTEN INVESTMENT SELECTION ON A FORM PRESCRIBED BY THE COMMITTEE, BY THE PARTICIPANT ENTERING THE APPROPRIATE INFORMATION INTO AN ELECTRONIC ADMINISTRATION SYSTEM IN A FORM PRESCRIBED BY THE ADMINISTRATIVE
COMMITTEE, OR IN SUCH OTHER MANNER AS MAY BE AUTHORIZED BY THE ADMINISTRATIVE COMMITTEE.

     (C) WHEN  ELECTIONS  BECOME  EFFECTIVE.  AN INVESTMENT  ELECTION UNDER THIS
SECTION 7.3 SHALL BECOME EFFECTIVE AS SOON AS PRACTICABLE AS DETERMINED BY THE COMMITTEE.

     (D) EFFECT OF AN ELECTION. AN INVESTMENT ELECTION UNDER THIS SECTION 7.3 SHALL APPLY TO ALL CONTRIBUTIONS CREDITED TO THE PARTICIPANT'S ACCOUNT ON AND AFTER THE EFFECTIVE DATE OF THE ELECTION AND SHALL REMAIN EFFECTIVE UNTIL A NEW ELECTION UNDER THIS SECTION 7.3 BECOMES EFFECTIVE.

     (E) FAILURE TO ELECT INVESTMENTS. IF A PARTICIPANT FAILS TO MAKE AN ELECTION OF INVESTMENT FUND OR FUNDS UNDER THIS SECTION 7.3, HE SHALL BE DEEMED TO HAVE ELECTED THAT HIS FUTURE CONTRIBUTIONS BE INVESTED 100% IN THE INVESTMENT FUND OR FUNDS DESIGNATED FROM TIME TO TIME BY THE COMMITTEE.

7.4 REINVESTMENT OF EXISTING ACCOUNT BALANCE.

     (A) RIGHT TO REINVEST. A PARTICIPANT MAY AT ANY TIME ELECT THAT THE ENTIRE BALANCE OF HIS ACCOUNT BE REINVESTED IN SUCH DIFFERENT INVESTMENT FUND OR FUNDS, OR IN SUCH DIFFERENT PERCENTAGES PERMITTED UNDER SECTION 7.3, AS HE SHALL DIRECT. EACH SUB-ACCOUNT SHALL BE REINVESTED IN THE SAME PORTIONS, IN THE SAME INVESTMENT FUND OR FUNDS. ELECTIONS TO REINVEST ACCOUNT BALANCES SHALL BE MADE IN A MANNER SIMILAR TO ELECTIONS PERMITTED UNDER SECTION 7.3 AND SHALL BECOME EFFECTIVE AS PROVIDED UNDER SECTION 7.3(C).

     (B) RETROSPECTIVE EFFECT. A REINVESTMENT ELECTION UNDER THIS SECTION 7.4 SHALL APPLY ONLY TO AMOUNTS CREDITED TO THE PARTICIPANT'S ACCOUNTS AS OF THE APPLICABLE VALUATION DATE AND SHALL NOT APPLY TO CONTRIBUTIONS RECEIVED AFTER THAT DATE.

     (C) AUTOMATIC REBALANCING ELECTION. A PARTICIPANT MAY ELECT TO HAVE HIS INVESTMENT PORTFOLIO UNDER THE PLAN AUTOMATICALLY REINVESTED FROM TIME TO TIME IN SUCH INVESTMENT FUNDS AND IN SUCH PERCENTAGES AS THE PARTICIPANT MAY DETERMINE. AN ELECTION UNDER THIS SECTION 7.4(C) SHALL BE MADE IN SUCH MANNER AND AT SUCH TIME AS THE COMMITTEE SHALL PRESCRIBE AND SHALL REMAIN IN EFFECT UNTIL SUPERSEDED BY AN ELECTION UNDER THIS SECTION 7.4(C) THAT CHANGES OR CANCELS THE PREVIOUS ELECTION.

     (D) AUTOMATIC REBALANCING NOTIFICATION. A PARTICIPANT MAY ELECT TO RECEIVE A NOTICE FROM THE COMMITTEE WHENEVER THE PERCENTAGES OF THE PARTICIPANT'S ACCOUNT INVESTED IN VARIOUS INVESTMENT FUNDS INCREASE OR DECREASE BEYOND SPECIFIED LIMITS. SUCH NOTICES SHALL BE GIVEN WITH SUCH FREQUENCY AND IN SUCH FORM AS THE COMMITTEE MAY PRESCRIBE FROM TIME TO TIME. AN ELECTION UNDER THIS
SECTION 7.4(D) SHALL BE MADE IN SUCH MANNER AND AT SUCH TIME AS THE COMMITTEE SHALL PRESCRIBE AND SHALL REMAIN IN EFFECT UNTIL SUPERSEDED BY AN ELECTION UNDER THIS SECTION 7.4(D) THAT CHANGES OR CANCELS THE PREVIOUS ELECTION.

7.5 ALLOCATION OF WITHDRAWALS, LOANS AND DISTRIBUTIONS. WHERE A PARTICIPANT'S CONTRIBUTIONS ARE INVESTED IN MORE THAN ONE INVESTMENT FUND, THE AMOUNT OF ANY WITHDRAWAL, LOAN, OR DISTRIBUTION SHALL BE CHARGED AGAINST EACH SUCH INVESTMENT FUND IN PROPORTION TO THE PARTICIPANT'S ACCOUNT BALANCE IN EACH, UNLESS THE COMMITTEE SHALL ESTABLISH PROCEDURES PERMITTING PARTICIPANTS TO DESIGNATE THE SOURCE OF A LOAN, WITHDRAWAL OR DISTRIBUTION AND THE PARTICIPANT SHALL HAVE MADE A DESIGNATION.

7.6 MERGED PLAN INVESTMENTS. THE COMMITTEE MAY DIRECT THE TRUSTEE TO RETAIN ANY INVESTMENT MADE UNDER A TAX-QUALIFIED PLAN THAT IS MERGED INTO THE PLAN FOR SUCH LENGTH OF TIME AS THE COMMITTEE MAY DEEM APPROPRIATE IN ORDER TO FACILITATE THE MERGER OF SUCH PLAN INTO THE PLAN, FACILITATE THE ADMINISTRATION OF THE PLAN, AVOID WITHDRAWAL PENALTIES, OR TO ACCOMPLISH ANY SIMILAR GOAL. THE INVESTMENTS OF MERGED PLANS THAT ARE RETAINED UNDER THE PLAN MAY INCLUDE, BUT ARE NOT LIMITED TO, GUARANTEED INVESTMENT CONTRACTS AND INVESTMENTS UNDER GROUP ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. THE EARNINGS AND LOSSES INCURRED WITH RESPECT TO SUCH INVESTMENTS SHALL, TO THE EXTENT PRACTICABLE, BE ALLOCATED TO

PARTICIPANTS WHO WERE PARTICIPANTS IN THE RELEVANT MERGED PLANS, IN ACCORDANCE WITH THEIR RESPECTIVE ACCOUNT BALANCES AND INVESTMENT SELECTIONS UNDER THE MERGED PLANS."

     6. New Section 9.7, entitled "Forfeiture of Uncashed Checks," is added to the Plan effective January 1, 2006 and shall read as follows:

`9.7 FORFEITURE OF UNCASHED CHECKS. IN THE EVENT THAT A DISTRIBUTION PAYMENT IS MADE BY THE PLAN TO A PARTICIPANT OR BENEFICIARY BY MEANS OF A CHECK, AND THE
CHECK IS NOT CASHED WITHIN ONE YEAR FOLLOWING THE DATE OF ISSUE, AND THE COMMITTEE DETERMINES THAT THE CHECK IS UNLIKELY TO BE CASHED IN THE FUTURE, THEN THE COMMITTEE MAY STOP PAYMENT ON THE CHECK, IN WHICH CASE THE AMOUNT OF THE CHECK SHALL BE FORFEITED TO THE PLAN AND USED TO PAY PLAN EXPENSES. IN SUCH CASE, THE AMOUNT OF THE CHECK, WITHOUT INTEREST, SHALL BE PAID TO THE PARTICIPANT OR BENEFICIARY (OR OTHER PERSON ENTITLED TO THE PAYMENT) IF AT ANY LATER TIME A CLAIM IS MADE BY THE PARTICIPANT OR BENEFICIARY (OR OTHER PERSON ENTITLED TO THE PAYMENT). NOTHING IN THIS SECTION 9.7 SHALL DIMINISH THE DUTY OF THE COMMITTEE TO SEARCH FOR LOST PARTICIPANTS AND BENEFICIARIES AND TO TAKE SUCH ACTIONS AS MAY BE REASONABLE UNDER THE CIRCUMSTANCES TO ENSURE THAT DISTRIBUTION CHECKS ARE CASHED."

     7. Section 10.3, entitled "Hardship Withdrawals," is amended effective January 1, 2005 by changing Section 10.3(d)(2) to read as follows:

          "(2) DEEMED IMMEDIATE AND HEAVY FINANCIAL NEED. A WITHDRAWAL SHALL BE DEEMED TO BE MADE ON ACCOUNT OF AN IMMEDIATE AND HEAVY FINANCIAL NEED OF THE PARTICIPANT IF THE WITHDRAWAL IS ON ACCOUNT OF ONE OF THE FOLLOWING:

               (A) EXPENSES FOR (OR NECESSARY TO OBTAIN) MEDICAL CARE THAT WOULD BE DEDUCTIBLE UNDER CODE SECTION 213(D) (DETERMINED WITHOUT REGARD TO WHETHER THE EXPENSES EXCEED 7.5% OF ADJUSTED GROSS INCOME);

               (B) COSTS DIRECTLY RELATED TO THE PURCHASE OF A PRINCIPAL RESIDENCE FOR THE PARTICIPANT (EXCLUDING MORTGAGE PAYMENTS);

               (C) PAYMENT OF TUITION, RELATED EDUCATIONAL FEES, AND ROOM AND BOARD EXPENSES, FOR UP TO THE NEXT 12 MONTHS OF POST-SECONDARY EDUCATION FOR THE PARTICIPANT, OR THE PARTICIPANT'S SPOUSE, CHILDREN, OR DEPENDENTS (AS DEFINED IN CODE SECTION 152, AND, FOR TAXABLE YEARS BEGINNING ON OR AFTER JANUARY 1, 2005, WITHOUT REGARD TO CODE SECTION 152(B)(1), (B)(2) AND (D)(1)(B)); OR

               (D) PAYMENTS NECESSARY TO PREVENT THE EVICTION OF THE PARTICIPANT FROM THE PARTICIPANT'S PRINCIPAL RESIDENCE OR FORECLOSURE ON THE MORTGAGE ON THAT RESIDENCE;

               (E) PAYMENT FOR BURIAL OR FUNERAL EXPENSES FOR THE PARTICIPANT'S PARENT, SPOUSE, CHILD OR DEPENDENT; OR

               (F) PAYMENT OF EXPENSES FOR THE REPAIR OF DAMAGE TO THE PARTICIPANT'S PRINCIPAL RESIDENCE PROVIDED SUCH EXPENSES WOULD QUALIFY FOR A CASUALTY DEDUCTION UNDER CODE SECTION 165 (DETERMINED WITHOUT REGARD TO WHETHER THE LOSS EXCEEDS 10% OF THE PARTICIPANT'S ADJUSTED GROSS INCOME."

     8. Section 10.5, entitled "Loan Documents and Policy," is amended effective January 1, 2006 to read as follows:

"10.5 LOAN DOCUMENTS AND POLICY.

     (A) LOAN DOCUMENTS. THE COMMITTEE SHALL PREPARE THE FOLLOWING LOAN DOCUMENTS, WHICH SHALL BE EXECUTED BY THE PARTICIPANT AND DELIVERED TO THE COMMITTEE PRIOR TO THE DISBURSEMENT OF ANY LOAN PROCEEDS: [1] A PROMISSORY NOTE PAYABLE TO THE TRUSTEE AND CONTAINING SUCH TERMS AND CONDITIONS AS THE COMMITTEE SHALL DETERMINE; [2] A SECURITY AGREEMENT GRANTING TO THE TRUSTEE A LIEN ON ONE-HALF THE VALUE OF THE PARTICIPANT'S ACCOUNT; AND [3] AN AGREEMENT AUTHORIZING THE EMPLOYER TO DEDUCT INSTALLMENTS OF PRINCIPAL AND INTEREST FROM HIS WAGES DURING THE PERIOD THAT THE LOAN REMAINS OUTSTANDING. ALTERNATIVELY, THE COMMITTEE MAY ESTABLISH PROCEDURES WHERE APPLICATIONS FOR LOANS ARE MADE VIA AN ELECTRONIC ADMINISTRATION SYSTEM AND THE ONLY DOCUMENTATION OF THE LOAN, INCLUDING THE PARTICIPANT'S AGREEMENT TO THE TERMS AND CONDITIONS OF THE LOAN, ARE [1] RESPONSES GIVEN BY THE PARTICIPANT VIA THE ELECTRONIC ADMINISTRATION SYSTEM AND [2] THE NEGOTIATION OF A DRAFT ISSUED TO THE PARTICIPANT IN THE AMOUNT OF THE LOAN PROCEEDS, AND/OR [3] SUCH ADDITIONAL DOCUMENTATION AS THE COMMITTEE DEEMS APPROPRIATE.

     (B) WRITTEN LOAN POLICY. THE COMMITTEE IS AUTHORIZED TO IMPOSE TERMS AND CONDITIONS ON LOANS THAT ARE IN ADDITION TO AND/OR DIFFERENT FROM THE TERMS AND CONDITIONS SET FORTH IN SECTION 10.4, AND TO CHANGE SUCH TERMS AND CONDITIONS FROM TIME TO TIME, AS IT DEEMS APPROPRIATE. SUCH ADDITIONAL AND/OR DIFFERENT
TERMS AND CONDITIONS SHALL BE SET FORTH IN A WRITTEN LOAN POLICY WHICH MAY CONSIST IN WHOLE OR PART IN THE LANGUAGE INCORPORATED IN ADMINISTRATIVE FORMS AND/OR THE PROGRAMMING IN AN ELECTRONIC ADMINISTRATION SYSTEM."

     9. Section 11.3, entitled "Authority of Committee," is amended effective January 1, 2006 by adding new subsection (e) thereto, to read as follows:

     "(E) PLAN ADMINISTRATION PROCEDURES. BY WAY OF ADDITIONAL EXPLANATION, AND WITHOUT MEANING TO IMPLY ANY LIMITATION ON THE AUTHORITY GRANTED TO THE COMMITTEE UNDER SECTION 11.3(A), THE COMMITTEE MAY DETERMINE THE METHODS BY WHICH COMMITTEE DECISIONS, PARTICIPANT ELECTIONS AND OTHER MATTERS ARE
COMMUNICATED  UNDER THE PLAN.  TO THE EXTENT  PERMITTED  BY  APPLICABLE  LAW AND

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REGULATIONS,  AND NOTWITHSTANDING  REFERENCES  ELSEWHERE IN THE PLAN DOCUMENT TO
"FORMS" AND "WRITING," SUCH ITEMS MAY BE COMMUNICATED BY MEANS OF ELECTRONIC ADMINISTRATION SYSTEMS IN ADDITION TO OR IN LIEU OF WRITTEN COMMUNICATIONS."


WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 27th day of December, 2005.

                          COLUMBUS McKINNON CORPORATION


                          By     Timothy R. Harvey
                                 -----------------------------


                          Title: General Counsel and Secretary
                                 -----------------------------